SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 1997 OF THE LORD ABBETT BOND-DEBENTURE FUND, INC.

Lord Abbett Bond-Debenture Fund, Inc. (the "Fund") currently consists of three classes of shares which are designated Class A, B and C shares. The Fund's prospectus contains disclosure with respect to these classes. A new class of shares, the Pension Class ("Class P"), is offered by this supplement. Class P shares are offered exclusively to certain pension or retirement plans discussed below under "Purchases." This supplement should be read in conjunction with the Fund's prospectus dated May 1, 1997.

FEE  TABLE

A summary of the expenses of each Class is set forth in the table below. This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

                                        CLASS A        CLASS B                       CLASS C                  CLASS P
                                        SHARES         SHARES                        SHARES                   SHARES
SHAREHOLDER TRANSACTION EXPENSES(1)
(AS A PERCENTAGE OF OFFERING PRICE)
Maximum Sales Load(2) on Purchases
(See "Purchases")                       4.75%          None                          None                     None

Deferred Sales Load(2) (See "Purchases")None           5% if shares are redeemed     1% if shares             None
                                                       before 1st anniversary        are redeemed
                                                       of purchase, declining        before 1st anniversary
                                                       to 1% before 6th              of purchase
                                                       anniversary and
                                                       eliminated on and
                                                       after 6th anniversary(3)

ANNUAL FUND OPERATING EXPENSES(4)
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees (See "Our Management")  0.46%          0.46%                         0.46%                    0.46%
12b-1 Fees (See "Purchases")(1)(2)      0.26%          1.00%                         1.00%                    0.45%
Other Expenses (See "Our Management")   0.18%          0.18%                         0.18%                    0.18%
Total Operating Expenses                0.90%          1.64%                         1.64%                    1.09%


EXAMPLE:Assume an annual return of 5% and there is no change in the level of expenses described above. For a $1,000 investment, with reinvestment of all distributions, you would have paid the following total expenses, assuming redemption on the last day of each time period indicated:

                         1 year    3 years   5 years   10 years
Class A shares           $56       $75        $95       $153
Class B shares(3)        $66       $82       $109       $174
Class C shares           $27       $52        $89       $194
Class P shares           $11       $35        $60       $133

You would pay the following expenses on the same investment, assuming no redemption:

Class A shares           $56       $75        $95       $153
Class B shares(3)        $17       $52        $89       $174
Class C shares           $17       $52        $89       $194
Class P shares           $11       $35        $60       $133

(1)Although the Fund does not, with respect to the Class B, C and P shares, charge a front-end sales charge, investors should be aware that long-term shareholders may pay, under the Rule 12b-1 plans applicable to Class B, C and P shares of the Fund (which pays annually 0.20%, for service, in the case of Class P, and 0.25% for service, in the case of Class B and C and 0.25%, for distribution, in the case of Class P, and 0.75% for distribution, in the case of Class B and C), more than the economic equivalent of the maximum front-end sales charge as permitted by certain rules of the National Association of Securities Dealers, Inc.

(2)Sales "load" is referred to as sales "charge," "deferred sales load" is referred to as "contingent deferred sales charge" ("CDSC") and "12b-1 fees" which consist of a "service fee" and a "distribution fee," are referred to by either or both of these terms where appropriate with respect to each Class of shares throughout the Prospectus.

(3)Class B shares will automatically convert to Class A shares on the eighth anniversary of their purchase.

(4)The annual operating expenses for Class A, B and C have been restated from December 31, 1996 fiscal year amounts to reflect current fees. For Class P shares, the annual operating expenses have been estimated bases on expenses incurred by Class A, B and C shares because Class P shares were not available for purchase prior to the Fund's current fiscal year.

The foregoing is provided to give investors a better understanding of the expenses that are incurred by an investment in a Class of the Fund.


PURCHASES

CLASSES OF SHARES. The four different classes of shares offered in the Fund's prospectus and supplement represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should carefully read this supplement, together with the "Purchases" section of the current prospectus, to determine which class represents the best investment option for their particular situation.

BUYING CLASS P SHARES. Class P shares are currently sold at net asset value to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) that engage an investment professional providing, or participating in an agreement to provide, certain recordkeeping, administrative and/or sub-transfer agency services to the Fund on behalf of the Class P shareholders.

Purchases and redemption of Class P shares will be effected at net asset value by trustees, custodians or employers on behalf of plan participants who will not deal directly with the Fund.

CLASS P RULE 12B-1 PLAN. The Fund has adopted a Class P share Rule 12b-1 Plan (the "P Plan") which authorizes the payment of fees to authorized institutions (except as to certain accounts for which tracking data is not available) in order to provide additional incentives for them (a) to provide continuing information and investment services to their Class P shareholder accounts and otherwise to encourage those accounts to remain invested in the Fund and (b) to sell Class P shares of the Fund. Under the P Plan, in order to save on the expense of shareholders' meetings and to provide flexibility to the Board of Directors, the Board, including a majority of the outside directors who are not "interested persons" of the Fund as defined in the Act, is authorized to approve annual fee payments from Class P assets of up to 0.75 of 1% of the average net asset value of such assets consisting of distribution and service fees, at maximum annual rates not exceeding 0.50 and 0.25 of 1%, respectively (the "Fee Ceiling").

The Board of Directors has approved payments from Class P assets to Lord Abbett Distributor LLC ("Lord Abbett Distributor") which uses or passes on to authorized institutions (1) an annual service fee (payable quarterly) of 0.20 of 1% of the average daily net asset value of Class P shares serviced by authorized institutions and (2) a distribution fee of up to 0.25 of 1% of the average daily net asset value of Class P shares sold by authorized institutions that have a satisfactory program for the promotion of such shares. Institutions and persons permitted by law to receive such fees are "authorized institutions."

Under the P Plan, Lord Abbett Distributor is permitted to use payments received to provide continuing services to Class P shareholder accounts not serviced by authorized institutions and, with Board approval, to finance any activity which is primarily intended to result in the sale of Class P shares. Any such payments are subject to the Fee Ceiling. Any payments under the P Plan not used by Lord Abbett Distributor in this manner are passed on to authorized institutions.

Authorized institutions may receive different compensation with respect to one class of Fund shares over the other.

CLASS P EXPENSES

The Class P shareholders will bear the cost of the P Plan and share other expenses and fees attributable and allocated to all classes of shares. These shared expenses could include (a) management fees, (b) directors' fees, (c) transfer and shareholder servicing agent fees and shareholder servicing costs,
(d) stationery, printing, postage and delivery expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to shareholders, (e) registration fees, (f) auditors' fees, litigation expenses and legal fees and expenses, (g) expenses incurred in connection with shareholders' meetings and (h) other expenses related to all classes.

DISTRIBUTION OF CLASS P SHARES. Pursuant to a Distribution Agreement between Lord Abbett Distributor and the Fund, Lord Abbett Distributor is the distributor of Class P shares. Class P shares are purchased and redeemed at net asset value. Lord Abbett Distributor reserves the right to suspend, change or withdraw the offering of Class P shares or any of the terms of such offering.

SUPPLEMENT EFFECTIVE DATE:  JANUARY 2, 1998

SUPPLEMENT  TO  THE  STATEMENT  OF   ADDITIONAL   INFORMATION   OF  LORD  ABBETT
BOND-DEBENTURE FUND, INC. DATED MAY 1, 1997.


PENSION CLASS RULE 12B-1 PLAN. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for the Pension Class (the "Pension Plan"). In adopting the Pension Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that the Pension Plan will benefit the Class and its shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow the Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. The Pension Plan requires the directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Pension Plan and the purposes for which such expenditures were made. The Pension Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors, including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Pension Plan or in any agreements related to the Pension Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors, including a majority of the outside directors. The Pension Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its Class's outstanding voting securities.


SUPPLEMENT EFFECTIVE DATE: JANUARY 2, 1998